FIRST QUARTER REPORT

DECEMBER 31, 1998
                                                                    THE OAKMARK
                                                                           FUND


                                                                    THE OAKMARK
                                                                    SELECT FUND


                                                                    THE OAKMARK
                                                                 SMALL CAP FUND


                                                                    THE OAKMARK
                                                                     EQUITY AND
                                                                    INCOME FUND


                                                                    THE OAKMARK
                                                                  INTERNATIONAL
                                                                           FUND
[LOGO]

MANAGED BY
                                                                    THE OAKMARK
HARRIS                                                             INTENATIONAL
ASSOCIATES L.P.                                                  SMALL CAP FUND


                                       OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1999 FIRST QUARTER REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................          1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................          2

THE OAKMARK FUND
  Letter from the Portfolio Manager.........................          4
  Schedule of Investments...................................          7

THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................         10
  Schedule of Investments...................................         12

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................         14
  Schedule of Investments...................................         16

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................         19
  Schedule of Investments...................................         21

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Manager.........................         25
  International Diversification Chart.......................         27
  Schedule of Investments...................................         28

THE OAKMARK INT'L SMALL CAP FUND
  Letter from the Portfolio Manager.........................         32
  International Diversification Chart.......................         34
  Schedule of Investments...................................         35

TRUSTEES AND OFFICERS.......................................         41

        FOR MORE INFORMATION
          Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call
          1-800-OAKMARK (1-800-625-6275) or 617-483-5000.

        WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
          Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK
          (1-800-476-9625).

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

FELLOW SHAREHOLDERS:
    WE ARE PLEASED TO PRESENT THE FIRST QUARTER REPORT FOR THE OAKMARK FAMILY OF FUNDS. IN OUR LAST REPORT, WE HIGHLIGHTED THE SIGNIFICANT INVESTMENT OPPORTUNITIES THAT WERE CREATED BY THE BROAD MARKET WEAKNESS IN THE LATE SUMMER OF 1998. WHILE THE FUNDAMENTAL ATTRACTIVENESS OF THESE HOLDINGS WAS EASY TO DOCUMENT, THE TIMING OF

                   [PHOTO]

THEIR PRICE IMPROVEMENT WAS UNCERTAIN. WE WERE SOMEWHAT SURPRISED BY THE IMMEDIATE DRAMATIC IMPROVEMENT IN STOCK PRICES IN THE LATEST QUARTER AND ARE PLEASED TO REPORT THAT ALL OAKMARK FUNDS WERE STRONGLY POSITIVE FOR THE PERIOD.
    THERE ARE TWO BASIC WAYS TO MEASURE INVESTMENT PERFORMANCE: ABSOLUTE AND RELATIVE. OUR INDUSTRY IS GENERALLY FOCUSED ON RELATIVE PERFORMANCE, THAT IS, HOW DID WE DO VERSUS OTHER FUNDS AND RELEVANT INDICES? TO SOME EXTENT, THIS IS APPROPRIATE AND OUR INVESTMENT PROFESSIONALS ARE COLLECTIVELY ENERGIZED BY THIS COMPETITIVE ENVIRONMENT.
    ON THE OTHER HAND, AS RISK AVERSE LONG-TERM INVESTORS, NOT ONLY DO WE LOOK AT RELATIVE PERFORMANCE BUT WE ALSO FOCUS ON ABSOLUTE RETURNS. OUR FELLOW SHAREHOLDERS HAVE ENTRUSTED US WITH ASSETS TO BE MANAGED EFFECTIVELY AND TO BE GROWN TO MEET THEIR LONG-TERM GOALS. IN THE EQUITY MARKETS, SHORT-TERM PERIODS OF NEGATIVE RETURNS ARE INEVITABLE. WE ADHERE TO AN INVESTMENT PHILOSOPHY AND STYLE THAT SHOULD MINIMIZE THE EFFECTS OF THESE PERIODS. WE ARE NEVER SATISFIED BY NEGATIVE RETURNS EVEN IF THEY ARE GOOD IN RELATIVE TERMS. THE FIRST QUARTER OF THE CURRENT FISCAL YEAR WAS CHARACTERIZED BY STRONG ABSOLUTE RETURNS FOR ALL OF OUR FUNDS. WE WILL CONTINUE TO WORK HARD TO MAINTAIN THIS TREND.
    WE BELIEVE EFFECTIVE SHAREHOLDER COMMUNICATION IS PART OF OUR RESPONSIBILITY TO OUR FELLOW INVESTORS. LATE LAST QUARTER, WE ROLLED OUT OUR NEWLY DESIGNED WEBSITE (www.oakmark.com). WE ADDED SEVERAL NEW FEATURES SUCH AS FUND PERFORMANCE AND FUND OVERVIEWS. ADDITIONALLY, WE HAVE ADDED UP-TO-DATE COMMENTS FROM THE FUND MANAGERS ESPECIALLY RELATING TO UNUSUAL EVENTS OR VOLATILITY IN PORTFOLIO HOLDINGS. THESE COMMENTS ARE AVAILABLE ON OUR AUDIO RESPONSE SYSTEM. TO LISTEN, CALL 1-800-OAKMARK, PRESS 1 THEN PRESS 5.
    LASTLY, WE ARE HOSTING A SHAREHOLDER INFORMATION MEETING ON THURSDAY, APRIL 29, 1999 AT THE HOTEL INTER-CONTINENTAL LOCATED IN CHICAGO FROM 5 TO 9 PM. OUR FUND MANAGERS AND STAFF WILL PRESENT PORTFOLIO UPDATES AND INVESTMENT STRATEGIES AND BE AVAILABLE FOR QUESTIONS. ATTENDANCE WILL BE BY REGISTRATION. WE HOPE TO SEE YOU THERE.
    AS ALWAYS, WE ENTER 1999 FOCUSED ON PROVIDING SUPERIOR PERFORMANCE AND SERVICE. YOUR CONTINUED CONFIDENCE IS APPRECIATED.

/s/ Victor Morgenstern
VICTOR MORGENSTERN
CHAIRMAN

/s/ Robert M. Levy
ROBERT M. LEVY
PRESIDENT

                                                              [LOGO]

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                                                      THE OAKMARK
PERFORMANCE FOR PERIOD               THE OAKMARK                         SELECT
ENDED                                    FUND                             FUND
DECEMBER 31, 1998
                               ------------------------         ------------------------
3 MONTHS                                12.5%                            21.5%
 ...........................................................................................
6 MONTHS                                -3.0%                            0.6%
 ...........................................................................................
PERFORMANCE FOR:
  1 YEAR                                3.7%                             16.2%
 ...........................................................................................
  3 YEAR                                16.9%                             N/A
 ...........................................................................................
  5 YEAR                                17.3%                             N/A
 ...........................................................................................
  SINCE INCEPTION                       26.2%                            39.5%
VALUE OF $10,000                       $56,155                          $20,575
FROM INCEPTION DATE                    (8/5/91)                        (11/1/96)
-------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS            Philip Morris Companies,         Cablevision Systems
AS OF DECEMBER 31, 1998        Inc.    10.1%                    Corporation    11.9%
COMPANY AND % OF TOTAL       Nike, Inc., Cl B    6.4%         U.S. Industries, Inc.    9.8%
NET ASSETS                   The Black & Decker               USG Corporation    8.9%
                               Corporation    6.3%            PartnerRe Ltd.    8.3%
                             Banc One Corporation    6.1%     Gucci Group    8.0%
                             Washington Mutual,
                               Inc.    5.5%
-------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES          Food & Beverage    15.3%         Broadcasting & Cable
AS OF DECEMBER 31, 1998      Other Consumer Goods and           TV    11.9%
INDUSTRIES AND % OF TOTAL      Services    13.7%              Diversified
NET ASSETS                   Banks & Thrifts    12.6%           Conglomerates    9.8%
                             Aerospace & Defense    8.0%      Computer Services    9.0%
                             Hardware    7.1%                 Building Materials &
                                                                Construction    8.9%
                                                              Banks & Thrifts    8.5%

2  THE OAKMARK FAMILY OF FUNDS

 ................................................................................

                                  THE OAKMARK                 THE OAKMARK             THE OAKMARK              THE OAKMARK
                                   SMALL CAP                  EQUITY AND             INTERNATIONAL            INTERNATIONAL
                                      FUND                    INCOME FUND                 FUND                SMALL CAP FUND
                            ------------------------   ------------------------   --------------------   ------------------------
3 MONTHS                             17.7%                      10.5%                    14.5%                    28.2%
 ..................................................................................................................................
6 MONTHS                            -13.9%                       2.9%                    -7.7%                    6.4%
 ..................................................................................................................................
PERFORMANCE FOR:
  1 YEAR                            -13.2%                      12.4%                    -7.0%                    9.2%
 ..................................................................................................................................
  3 YEAR                             19.5%                      17.9%                    7.1%                     3.0%
 ..................................................................................................................................
  5 YEAR                              N/A                        N/A                     3.9%                      N/A
 ..................................................................................................................................
  SINCE INCEPTION                    19.6%                      17.8%                    10.5%                    1.6%
VALUE OF $10,000                    $17,620                     $16,792                 $18,688                  $10,529
FROM INCEPTION DATE                (11/1/95)                   (11/1/95)               (9/30/92)                (11/1/95)
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS           People's Bank of            Lexmark International      Tomkins plc    5.3%   Haw Par Corporation,
AS OF DECEMBER 31, 1998       Bridgeport, CT    5.7%      Group, Inc.    4.0%      Cordiant                Ltd.    5.4%
COMPANY AND % OF TOTAL      U.S. Industries,            DaimlerChrysler              Communications      Solution 6 Holdings
NET ASSETS                    Inc.    5.4%                AG    3.8%                 Group plc    5.3%     Limited    4.9%
                            Symantec                    Tele-Communications,       Saatchi & Saatchi     JCG Holdings Ltd.    4.7%
                              Corporation    4.6%         Liberty Media    3.7%      plc    5.2%         Enix Corporation    4.7%
                            Catellus Development        Electronic Data Systems    Quilmes Industrial    Steel & Tube Holdings
                              Corporation    4.6%         Corporation    3.4%        SA    4.9%            Ltd.    4.3%
                            Department 56,              Sybron International       Fernz Corporation
                              Inc.    4.0%                Corporation    3.4%        Limited    4.8%
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES         Other Industrial            U.S. Government            Other Industrial      Retail    15.3%
AS OF DECEMBER 31, 1998       Goods &                     Bonds    24.9%             Goods &             Other Financial    11.1%
INDUSTRIES AND % OF TOTAL     Services    12.9%         Automotive    7.1%           Services    15.3%   Other Industrial
NET ASSETS                  Food & Beverage    10.2%    Computer                   Marketing               Goods &
                            Banks & Thrifts    8.9%       Services    6.8%           Services    10.5%     Services    10.8%
                            Automotive    8.8%          Banks & Thrifts    6.1%    Banks    10.1%        Other Consumer
                            Other Consumer Goods &      Real Estate    5.8%        Other Consumer          Goods &
                              Services    7.8%                                       Goods &               Services    7.1%
                                                                                     Services    8.4%    Computer Software    7.1%
                                                                                   Food &
                                                                                     Beverage    8.0%

                                                  THE OAKMARK FAMILY OF FUNDS  3

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/98)
AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              The Oakmark Fund    S & P 500
8/91                   $10,000      $10,000
10/91                  $12,100      $10,202
1/92                   $13,910      $10,707
4/92                   $14,660      $10,947
7/92                   $15,910      $11,279
10/92                  $17,110      $11,217
1/93                   $19,913      $11,836
4/93                   $20,136      $11,957
7/93                   $22,052      $12,260
10/93                  $24,504      $12,896
1/94                   $25,648      $13,357
4/94                   $24,855      $12,590
7/94                   $25,321      $12,890
10/94                  $26,653      $13,384
1/95                   $26,480      $13,433
4/95                   $28,846      $14,781
7/95                   $30,883      $16,248
10/95                  $32,397      $16,916
1/96                   $36,091      $18,608
4/96                   $36,823      $19,242
7/96                   $35,559      $18,934
10/96                  $38,252      $20,988
1/97                   $43,112      $23,510
4/97                   $44,197      $24,073
7/97                   $51,606      $28,797
9/97                   $52,009      $28,668
12/97                  $54,132      $29,494
3/98                   $59,517      $33,663
6/98                   $57,909      $34,775
9/98                   $49,899      $31,316
12/98                  $56,155      $37,985

                                                                AVERAGE ANNUAL
                                                                 TOTAL RETURN*
                                                               THROUGH 12/31/98
                                               TOTAL RETURN   FROM FUND INCEPTION
12/31/98 NAV $35.82                            LAST 3 MOS.          8/5/91
---------------------------------------------------------------------------------
THE OAKMARK FUND                                    12.5%          26.2%
Standard & Poor's 500 Stock Index w/inc**           21.3%          19.7%
Dow Jones Industrial Average w/ inc**               17.6%          19.1%
Value Line Composite Index**                        14.1%           8.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Industrial Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

PORTFOLIO UPDATE, OR WAITING FOR GODOT

Many of you have read Samuel Beckett's Absurdist play, "Waiting for Godot," in which the tramps Vladimir and Estragon wait, and wait, and wait for Godot to show up and relieve them of their misery. So it is for us, as we continue to adhere to our disciplined value philosophy and wait, and wait, and wait for the momentum market that has prevailed over the past three years to die a deserved death. Where is Dr. Kevorkian when you need him?

In recent letters, I have described the investment climate and how narrow the market's performance has been. The only stocks that seem to be doing well are the 30 largest-capitalization stocks in the Standard & Poor's 500 (which accounted for virtually all of that index's 28 percent gain in calendar 1998 and the super-high-growth stocks, like any Internet company. The 100 largest companies in the index were up 37 percent last year, while the smallest 100 were flat. In 1998, the Vanguard Growth Stock index returned more than 27 points above its Value Stock index. Your Fund owns only one of the thirty largest companies and owns none of the high-flying growth stocks. The absence of stocks in these sectors continues to adversely impact our Fund's relative performance.

We entered 1998 believing these stocks to be very overpriced. We enter 1999 believing these stocks to be extremely overpriced. While the trailing P/E ratio of the S&P 500 is a lofty 30.3 times, the P/E ratio of the ten largest stocks is
40.3. As I have stated before, we will never try to anticipate market psychology with your hard-earned (and heavily taxed!) money. We will always choose to own an undervalued stock with no momentum rather than to own an overpriced albeit "hot" stock.

The rationales justifying the levels of Internet companies are getting really offbeat. One Wall Street analyst recently wrote a report on Amazon.com, the on-line retailer. He produced an earnings model to the year 2004, for what it's worth (i.e., not much). On his out-year estimate, the

4
THE OAKMARK FUND

 ........................................................................

analyst slapped a 40 multiple--why not? Voila!--a $400 price target, up from the analyst's prior $150. (And, as I write this, the stock has just pierced that price target. Time to update that model!)

America OnLine, with revenues of $3 billion, is worth significantly more than Disney, with ten times the revenues, and assets such as Disney World, the ABC radio and TV network, the Disney studio and archives, and ESPN and A&E. Yahoo! is worth more than a great business like Colgate, which has 60 times the revenues. Amazon.com is worth more than J.P. Morgan, which has 45 times the revenues. These facts boggle the mind, and remind us, that for all the brain- and computer-power directed at today's markets, emotion and mass psychology can drive prices now as much as any other time in history.

The "New York Times" recently had an article about the Wall Street analyst who is the best known of the Internet analysts. At a meeting, she was asked if Internet search engine company Yahoo! (which has a market cap. of $30B, and revenues of $0.15B!) was overpriced at a certain level. "No," she said. What about at twice the price? "No." What about at four times the price? "No," she replied, "if I believe in the company, I buy the stock."

If every American used that logic to buy their cars (as I have written before), we would only see Ferraris on the roadway. But--alas!--in the long run, price always matters. Pebble Beach is a great golf course, perhaps the greatest, but it has been proven that one can pay too much to own it. Yet, the stock market right now seems to be thinking like that Wall Street analyst, with an irrational preference for growth, and a corresponding indifference to valuation.

Many mutual fund investors, if not most, focus purely on the returns of an investment or a fund, and do not care how those results were achieved. Many are very impatient, and think the optimal way to grow their nest egg is to buy those funds that have HAD the recent hot performance. Akin to driving while keeping your eyes glued to the rear view mirror, it leads to a lot of accidents.

Unlike many mutual fund managers, we never ponder whether a stock is "going up." Rather, we always populate our Fund with holdings that sell at the biggest discount to their true intrinsic value and have owner-oriented managements. Period. There are those that now say "Value is dead" or "The world has changed." I disagree. In our experience, price and value always come together, and that dynamic allows The Oakmark Fund to add value. Sometimes, as now, this process takes longer than some would like. However, as an investor in the Fund and as one who totally believes in our investment philosophy, I will never abandon our approach. I know it works.

I empathize with those who wished they had earned the juicy returns generated by the mega-caps and the growth stocks last year, and I sincerely appreciate the support and patience you have shown. I have no idea when our Fund will start to manifest its value, and we can do nothing to accelerate the process. In the play, Godot never does show up. In the market, "he" will, and, since I believe our Fund is more relatively attractive than it has ever been, when he does, our outperformance should be significant.

EATON CORPORATION

Eaton (ETN) is a recent addition to the portfolio, having been sourced and followed by our Bill Jacobs, and I want to briefly explain why we own it. Eaton, based in Cleveland, Ohio, is a diversified manufacturer of proprietary industrial products. Key businesses include industrial controls, truck transmissions, automotive components, hydraulics, and semiconductor equipment. Common among the business lines are the above industry-average returns each generates. This is a result of the company's long-term emphasis on Research and Development, which produces innovative, highly engineered products that face limited competition. Fully 80 percent of ETN's products have a #1 or #2 market share. Another contributing factor is the diversity of its customer base. This is unlike many industrial companies who are somewhat at the mercy of their very few customers.

The financial figures validate our belief that ETN is an above-average business. ETN has consistently earned returns on total capital in the mid-teens. Also, ETN generates substantial free cash flow after its discretionary R&D spending. Management's priority is to make acquisitions, with the goal of attaining dominant scale in a given business and being recognized as the global leader. The company also has a history of repurchasing its shares, and that is also a possibility.

In any event, we trust this management team to direct its capital optimally. CEO Stephen Hardis has a keen understanding of the global marketplace and has a strong financial background.

                                                                THE OAKMARK FUND

 ........................................................................

More important, he has an independent streak that makes him appropriately skeptical of the Wall Street fad du jour. Management compensation aligns the interests of management and outside shareholders. A meaningful portion of the stock options granted over the past few years will not vest until the company reaches an EPS target of $8 in 2000, with ten percent annual increases. Employees own 15 percent of the shares outstanding, establishing an owner mindset throughout the entire enterprise.

Last, and as always, most important, the valuation of ETN is extremely attractive. Adding back the non-cash amortization, Bill estimates ETN will earn $6.75 in 1999. This includes a loss in the semiconductor business, which is very cyclical. Taking this business out of the mix and valuing it at a very conservative one times revenue, ETN is trading at less than 10 times earnings. This is much less than half the multiple on the S&P 500. It sells at a very modest one times sales. This is a very cheap stock.

In summary, ETN is a solid, above-average business, has above-average management, and yet sells at a far below-average valuation. Its $5 billion market capitalization puts it squarely in the ignored, unloved, and under-followed mid-cap category, and the stock has zero momentum. It is an exemplar of the sort of holding that we believe will generate the performance we expect.

/s/ Robert J. Sanborn

ROBERT J. SANBORN

Portfolio Manager
rsanborn@oakmark.com

January 6, 1999

6
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED)
 ........................................................................

                                                  SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS--96.2%

FOOD & BEVERAGE--15.3%
  Philip Morris Companies Inc.                       13,810,700    $  738,872,450
  H.J. Heinz Company                                  3,525,350       199,622,944
  Nabisco Holdings Corporation, Class A               2,472,100       102,592,150
  Gallaher Group Plc (b)                              2,835,500        77,090,156
                                                                   --------------
                                                                    1,118,177,700

APPAREL--6.3%
  Nike, Inc., Class B                                11,457,100    $  464,728,619

RETAIL--0.2%
  GC Companies, Inc. (a)                                397,000    $   16,525,125

HARDWARE--7.1%
  The Black & Decker Corporation                      8,267,000    $  463,468,687
  The Stanley Works                                   2,059,700        57,156,675
                                                                   --------------
                                                                      520,625,362

OTHER CONSUMER GOODS & SERVICES--13.7%
  H&R Block, Inc.                                     7,665,800    $  344,961,000
  Mattel, Inc.                                       13,439,400       306,586,312
  Brunswick Corporation                               7,280,800       180,199,800
  Fortune Brands, Inc.                                2,746,800        86,867,550
  Polaroid Corporation                                4,552,400        85,072,975
                                                                   --------------
                                                                    1,003,687,637

BANKS & THRIFTS--12.6%
  Bank One Corporation                                8,800,548    $  449,377,982
  Washington Mutual, Inc.                            10,530,000       402,114,375
  Mellon Bank Corporation                             1,000,000        68,750,000
                                                                   --------------
                                                                      920,242,357

INSURANCE--1.3%
  Old Republic International Corporation              4,122,930    $   92,765,925

PUBLISHING--5.5%
  Knight-Ridder, Inc.                                 7,216,100    $  368,923,113
  R. H. Donnelley Corporation                         2,098,260        30,555,911
                                                                   --------------
                                                                      399,479,024

INFORMATION SERVICES--6.4%
  The Dun & Bradstreet Corporation                   10,491,300    $  331,131,656
  ACNielsen Corporation                               4,764,000       134,583,000
                                                                   --------------
                                                                      465,714,656

COMPUTER SERVICES--4.9%
  Electronic Data Systems Corporation                 5,331,800    $  267,922,950
  First Data Corporation                              2,873,200        91,044,525
                                                                   --------------
                                                                      358,967,475

                                                                THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                    SHARES HELD/
                                                 PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

MEDICAL CENTERS--4.6%
  Columbia/HCA Healthcare Corporation                13,501,000    $  334,149,750

MEDICAL PRODUCTS--1.2%
  Sybron International Corporation (a)                3,135,600    $   85,249,125

AUTOMOTIVE--0.8%
  SPX Corporation (a)                                   875,200    $   58,638,400

AEROSPACE & DEFENSE--8.0%
  Lockheed Martin Corporation                         3,625,000    $  307,218,750
  The Boeing Company                                  8,599,400       280,555,425
                                                                   --------------
                                                                      587,774,175

MACHINERY & INDUSTRIAL PROCESSING--5.4%
  Eaton Corporation                                   4,065,800    $  287,401,237
  Cooper Industries, Inc.                             2,287,400       109,080,388
                                                                   --------------
                                                                      396,481,625

BUILDING MATERIALS & CONSTRUCTION--0.3%
  Juno Lighting, Inc.                                 1,085,000    $   25,361,875

FORESTRY PRODUCTS--0.1%
  Fort James Corporation                                237,200    $    9,488,000

MINING--1.1%
  DeBeers Centenary AG (b)                            6,546,000    $   83,461,500

OTHER INDUSTRIAL GOODS & SERVICES--1.4%
  Parker-Hannifin Corporation                         1,222,600    $   40,040,150
  Bandag Incorporated, Class A (a)                    1,104,100        38,505,488
  The Geon Company                                      971,600        22,346,800
                                                                   --------------
                                                                      100,892,438

  TOTAL COMMON STOCKS (COST: $6,116,428,491)                        7,042,410,768

SHORT TERM INVESTMENTS--3.0%

U.S. GOVERNMENT BILLS--1.0%
  United States Treasury Bills, 4.29%-5.03%
     due 1/7/1999-1/21/1999                      $   75,000,000    $   74,877,535
                                                                   --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $74,877,535)                      74,877,535

8
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                 PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.0% (CONT.)

COMMERCIAL PAPER--1.4%
  Ford Motor Credit Corp., 5.35% due
     1/7/1999-1/8/1999                           $   40,000,000    $   40,000,000
  General Electric Capital Corporation,
     5.33%-5.35% due 1/11/1999-1/12/1999             60,000,000        60,000,000
                                                                   --------------
  TOTAL COMMERCIAL PAPER (COST: $100,000,000)                         100,000,000

REPURCHASE AGREEMENTS--0.6%
  State Street Repurchase Agreement, 4.50%
     due 1/4/1999                                $   44,288,000    $   44,288,000
                                                                   --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $44,288,000)                      44,288,000

  TOTAL SHORT TERM INVESTMENTS (COST: $219,165,535)                   219,165,535

  Total Investments (Cost $6,335,594,026)--99.2%                   $7,261,576,303
  Other Assets In Excess Of Other Liabilities--0.8%                    58,464,169
                                                                   --------------
  TOTAL NET ASSETS--100%                                           $7,320,040,472
                                                                   --------------
                                                                   --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.

                                                                THE OAKMARK FUND

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT
(12/31/98) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            THE OAKMARK
            SELECT FUND     S & P 500
10/96             $10,000      $10,000
1/97              $12,500      $11,202
4/97              $12,250      $11,470
7/97              $15,290      $13,721
9/97              $16,340      $13,659
12/97             $17,704      $14,053
3/98              $20,078      $16,021
6/98              $20,462      $16,551
9/98              $16,936      $14,904
12/98             $20,575      $18,078

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                      THROUGH 12/31/98
                                TOTAL RETURN         FROM FUND INCEPTION
12/31/98 NAV $19.54              LAST 3 MOS.               11/1/96
------------------------------------------------------------------------------
THE OAKMARK SELECT FUND               21.5%                   39.5%
Standard & Poor's 500 Stock
  Index w/inc**                       21.3%                   31.4%
Standard & Poor's MidCap 400
  Index w/ inc**                      28.2%                   26.6%
Value Line Composite Index**          14.1%                    9.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

I'M GLAD 1999 IS HERE!!

We had a number of things to be proud of in 1998. The Oakmark Select Fund's increase last quarter of 21.5% as well as the 16.2% for all of calendar year 1998 was far above long-term average stock market returns. We also did well relative to our competitors: our increase for 1998 exceeded the average mutual fund by several percentage points and we outperformed 97% of Morningstar's midcap value funds. Here's a special thanks to our Research Department for making those achievements possible. But it's hard to get too excited about our performance when the market indices did so much better. Powered by Internet provider America OnLine, the S&P 400 Midcap gained 28.2% in the quarter and 19.1% for the year, somewhat above your Fund. (AOL alone was responsible for more than one-third of the index's full year increase.) Further, the S&P 500, with high exposure to both technology and giant growth companies by far outperformed the Midcap index, increasing 28.6% in 1998. It was a very frustrating year with the market increase led by stocks we judged to be the most overvalued. Being out-of-sync just isn't any fun.

The start of a new year provides a good opportunity to look forward, and I believe our portfolio is very well positioned. The S&P 500 ended 1998 near its all-time high and sells at 28 times projected 1999 earnings. In contrast, your portfolio has an average P/E multiple just under 14 times projected 1999 earnings (excluding cable tv stocks, which aren't valued using P/E's). As you rebalance your equity portfolios for 1999, I'd encourage you to consider maximizing the weighting you give to small and midcap value funds. Their underperformance in 1998 means that on a relative basis, you are now getting a lot more for your money!

WWW.OVERVALUED.COM
During the quarter, I received a letter from a shareholder asking if I was aware of how much money was going into Internet stocks and suggesting that I consider investing in them to "enhance performance." I am aware.

Internet stocks had an amazing year. AOL, Yahoo! and Amazon.com share prices increased by over 500%. The nine best performing IPO's in 1998 were all Internet stocks, each up over 300%. The resultant sky-high valuations required some fancy footwork

10
THE OAKMARK SELECT FUND

 ........................................................................

from analysts who wanted to recommend purchase of these stocks. A typical buy recommendation from one of our analysts at Harris Associates goes something like this: "My best guess of XYZ's full business value is $60 per share. I recommend purchase below $36 with a sell target of $54." That simple logic didn't work for Internet stocks so analysts got more creative. One report for an Internet company selling at $188 read "we reiterate our buy rating AND $175 TARGET." A target price below the current price yet a buy rating! Another tried to justify a target price modestly above the current price by making the most optimistic five-year earnings forecast they could imagine, then applied a 100 TIMES P/E to that estimate. I think every stock in The Oakmark Select Fund would go up at least ten-fold with those assumptions. But my favorite was the firm stating "our price targets...don't appear to make sense relative to current stock prices." So, do they suggest selling the stocks? No. "As such, WE ARE REMOVING THE PRICE TARGETS from our weekly table." When all else fails, abandon the discipline. And so far, they've been right.

Would we consider buying Internet stocks to "enhance performance?" In a word, No! Our investment approach identifies stocks at substantial discounts to current business value, where we are confident business values grow with time, and where we believe managements will get rich only if the outside shareholders do. The Internet names fail on all measures. Current prices for Internet stocks are ridiculously high relative to any rational estimates of business value. Over time, the total underlying value of Internet companies will certainly increase as Internet commerce grows. But will today's e-retailers be category killers like Wal-Mart and Home Depot? A report on the Internet written by a well-known brokerage firm in 1995 identified nine "notable websites" for shopping. Today only one would be listed in the Top 10 e-retail sites! It is also interesting to see how quickly price competition has hit Internet retailing. Last Christmas, it was fun to buy books 30% cheaper at Amazon.com than at Borders. This Christmas, a competing website ran an ad in THE WALL STREET JOURNAL with bestseller pricing 25% below Amazon! Lastly, consider management focus. Top managers of most Internet companies have net worths in the hundreds of millions, if not billions of dollars, all in stock they fear is grossly overvalued. Not only has there been heavy insider selling, but the lineup for secondary offerings is getting long. The way they get rich is not by growing long-term business value, but by selling their stock.

Another fact investors may be overlooking is how significant the Internet activities are for many traditional companies. In your portfolio, Peoples' Bank is a leader in on-line banking, EDS and First Data are strong players in settlement of on-line transactions, Dun & Bradstreet has made its reports available via the Internet, Amgen has used the Internet for direct marketing to potential users of its drugs, Cablevision is rapidly hooking up subscribers to amazingly quick Internet access through existing cable wires, and Liberty Media has interests in popular websites CNN, Discovery, FoxSports, and QVC. All of these companies will benefit as Internet usage grows, yet none are priced like the pure-play Internet stocks that are sure to be deflated when (not if) the Internet bubble bursts. And just in case you're still tempted to goose your performance by owning Internet stocks for a few weeks, look at the December 14 BUSINESSWEEK cover "AMAZON.COM THE WILD WORLD OF E-COMMERCE." Buyer beware, they don't ring the bell any louder.

Thank you for your continuing support and best wishes for a happy and prosperous New Year.

/s/ William C. Nygren
WILLIAM C. NYGREN

Portfolio Manager
bnygren@oakmark.com

January 6, 1999

TOP TEN REASONS
TO SELL INTERNET STOCKS

10. Newly issued stocks quadrupling during their first month isn't normal.

9. Shopping.com has prices 25% below Amazon.com, which is 30% below the corner bookstore, which isn't a good business.

8. Rational price targets weren't high enough, so brokerage firms stopped using price targets.

7.  P/E's over 100 times on next century earnings seem a bit high.

6. Catching up by buying hot performers wins less often than the Chicago Bears do.

5. Leading Internet retailers from 1995 spent less time at the top than "Godzilla" did.

4. Insiders are selling stock to finance the move from pocket protectors to Ferraris.

3.  The line for a new Internet IPO is longer than the line to buy Furby.

2.  Yahoo! market cap exceeds that of CBS (producer of The Late Show).

1.  Amazon.com is on the cover of BUSINESSWEEK.

                                                         THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--92.2%

APPAREL--3.2%
  Liz Claiborne, Inc.                                1,397,400   $   44,105,438

RETAIL--8.0%
  Gucci Group (b)                                    2,283,900   $  111,054,637

OTHER CONSUMER GOODS & SERVICES--1.7%
  Ralston Purina Group                                 727,000   $   23,536,625

BANKS & THRIFTS--8.5%
  Washington Mutual, Inc.                            1,730,000   $   66,064,375
  People's Bank of Bridgeport, Connecticut           1,877,000       51,852,125
                                                                 --------------
                                                                    117,916,500

INSURANCE--8.3%
  PartnerRe Ltd. (c)                                 2,522,600   $  115,408,950

BROADCASTING & CABLE TV--11.9%
  Cablevision Systems Corporation, Class A
     (a)                                             3,286,100   $  164,921,144

TV PROGRAMMING--3.9%
  Tele-Communications, Liberty Media, Class A
     (a)                                             1,178,550   $   54,286,959

INFORMATION SERVICES--4.1%
  The Dun & Bradstreet Corporation                   1,818,600   $   57,399,563

COMPUTER SERVICES--9.0%
  First Data Corporation                             2,100,000   $   66,543,750
  Electronic Data Systems Corporation                1,160,900       58,335,225
                                                                 --------------
                                                                    124,878,975

MEDICAL PRODUCTS--4.1%
  Amgen, Inc. (a)                                      550,000   $   57,509,375

MACHINERY & INDUSTRIAL PROCESSING--3.1%
  Thermo Electron Corporation (a)                    2,556,400   $   43,299,025

BUILDING MATERIALS & CONSTRUCTION--8.9%
  USG Corporation                                    2,440,800   $  124,328,250

OTHER INDUSTRIAL GOODS & SERVICES--3.5%
  Premark International, Inc.                        1,428,800   $   49,472,200

12
THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

REAL ESTATE--4.2%
  Host Marriott Corporation (a)                      3,940,100   $   54,422,631
  Crestline Capital Corporation (a)                    255,010        3,729,521
                                                                 --------------
                                                                     58,152,152

DIVERSIFIED CONGLOMERATES--9.8%
  U.S. Industries, Inc.                              7,314,000   $  136,223,250

  TOTAL COMMON STOCKS (COST: $1,055,266,723)                      1,282,493,043

SHORT TERM INVESTMENTS--7.5%

U.S. GOVERNMENT BILLS--2.2%
  United States Treasury Bills, 4.27%-5.03%
     due 1/7/1999-1/28/1999                        $30,000,000   $   29,944,100
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $29,944,100)                    29,944,100

COMMERCIAL PAPER--4.0%
  American Express Credit Corp., 6.00% due
     1/4/1999                                      $15,000,000   $   15,000,000
  Ford Motor Credit Corp., 5.35% due
     1/7/1999-1/8/1999                              10,000,000       10,000,000
  General Electric Capital Corporation,
     4.70%-5.33% due 1/4/1999-1/13/1999             30,000,000       30,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $55,000,000)                         55,000,000

REPURCHASE AGREEMENTS--1.3%
  State Street Repurchase Agreement, 4.50%
     due 1/4/1999                                  $18,435,000   $   18,435,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $18,435,000)                    18,435,000

  TOTAL SHORT TERM INVESTMENTS (COST: $103,379,100)                 103,379,100

  Total Investments (Cost $1,158,645,823)--99.7%                 $1,385,872,143
  Other Assets In Excess Of Other Liabilities--0.3%                   4,776,348
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,390,648,491
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.
          (c) Represents a foreign domiciled corporation.

                                                         THE OAKMARK SELECT FUND

 THE OAKMARK SMALL CAP FUND

       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/98) AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             THE OAKMARK
            SMALL CAP FUND   RUSSELL 2000
10/95               $10,000        $10,000
1/96                $10,180        $10,684
4/96                $12,180        $11,841
7/96                $11,830        $10,772
10/96               $13,190        $11,661
1/97                $15,180        $12,708
4/97                $15,170        $11,848
7/97                $18,730        $14,369
9/97                $20,340        $15,774
12/97               $20,290        $15,245
3/98                $21,732        $16,779
6/98                $20,467        $15,997
9/98                $14,976        $12,774
12/98               $17,620        $14,857

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                      THROUGH 12/31/98
                                TOTAL RETURN         FROM FUND INCEPTION
12/31/98 NAV $14.77              LAST 3 MOS.               11/1/95
------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND            17.7%                   19.6%
Lipper Small Cap Fund Index**         18.4%                   10.3%
Russell 2000 w/ inc**                 16.3%                   13.3%
S&P Small Cap 600 w/inc**             17.6%                   15.7%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

WHAT'S OLD

1998 is over, and I will not miss it. While the mega-cap and super-high-growth stocks continued to soar, the marketplace largely ignored small cap stocks. However, as we enter 1999 on the eve of the millennium, there are several reasons to be optimistic. It takes a strong imagination to conjure up a list of headlines that would top the events of 1998. Last year was rife with real and imagined financial and political crises. Although the share price of the companies we own do not reflect it, in general, our holdings continued to grow their underlying value. Our Fund trades at a large discount to its underlying value. The Oakmark Small Cap Fund's first fiscal quarter ended on December 31, 1998. Results for the quarter were encouraging; your Fund appreciated 17.65%, which was in line with the relevant indices.

CONSISTENCY AND CONFIRMATION OF VALUE: THE IMPORTANCE OF BEING THERE
We manage your Fund with a very consistent investment philosophy, regardless of the overall market environment. We do not try to guess the price direction of our holdings, but simply buy those holdings with good managements that sell at the largest discount to their underlying value. Sometimes it takes a long time to close the gap between price and value and sometimes--as with the case of First Brands (FBR)--it can happen overnight.

In early July, First Brands announced a slowdown in their business which led to lower net income in the June quarter. The market reacted negatively to the announcement and the shares declined in price as many holders headed for the exits. The problems FBR faced were very short-term in nature and the near-term fundamentals were actually very favorable. Investments should be made with a forward-looking vision, not with one's eyes focused on the rear view mirror. I took advantage of this price drop and purchased additional shares for

14
THE OAKMARK SMALL CAP FUND

 ........................................................................

The Oakmark Small Cap Fund and FBR became one of our larger holdings.

As it happens, we were not the only ones sensing this opportunity. On October 19, Clorox (CLX) announced it would acquire FBR for $39 per share, a significant premium over the price FBR was trading in the market (as well as our cost). This confirmed two things: one, that we had correctly assessed that FBR was undervalued and, two, that management's interest was aligned with shareholders. In other words, our investment rationale was utterly validated.

This is also a great example of the importance of a forward-looking perspective to investing. Had we sold FBR on the news that the past quarter's earnings would not meet expectations, we would merely be a part of the legion of shortsighted lemmings. Obviously, an event such as CLX's acquisition of FBR is an instantaneous confirmation of value. It was our long-term investment horizon and discipline in the face of a difficult market environment that allowed us to be there for such an event.

WHAT'S NEW
Declining share prices represent a two-way street. On the one hand, a price decline does impact the short-term value of your portfolio. On the other hand, if the investment rationale and intrinsic value are still intact, a price decline represents an opportunity. (Of course, when lettuce is selling at 2-for-1 in the supermarket, it can lead one to search for brown spots). The broad-based decline in small cap companies, particularly those that fit a value-oriented investment philosophy, has created a number of new investment opportunities for the Fund. I believe that our Fund sells at the biggest discount to underlying value in its short history.

In fact, more new names were added to the portfolio through this past year's market decline than at any other time during the Fund's short history. During the past quarter, a number of new companies were added to the portfolio. One of those, Paymentech Inc. (PTI), was a former holding of the Fund. PTI is a processor of credit card transactions. It is also the closest thing we have to an Internet company. One of the attractive attributes of Paymentech is that it is a large processor of Internet credit card transactions. However, unlike most Internet companies, PTI has revenues, earnings, and an operating history that goes back years instead of months.

Another addition to the portfolio is the Mony Group (MNY). Mony is probably better recognized as the old Mutual of New York. During November, MNY converted from a mutual insurance company (owned by its policyholders) to a publicly traded insurance company (owned by its shareholders). While the company is attractively priced, we believe that, over the long term, management will be able to improve the operating returns significantly. A much more recognizable addition to the portfolio is Reebok International Ltd. (RBK). Reebok is a bit of a turnaround situation, having stepped on its own shoelaces during the past two years. After a recent visit with management at their headquarters, we believe management has what it takes to revitalize the company's lackluster product line and financial performance. We believe that Reebok's current share price poses little risk versus upside potential if they can execute their plan to improve results.

REDEMPTIONS, DISTRIBUTIONS, AND RE-OPENING... PART II
In the annual report last quarter, I discussed a brief explanation of some of the events of this year. In the January issue of "Smart Money" magazine, Tom Lauricella wrote a lengthy article entitled "Caught in the Crossfire," which portrays an accurate, but slightly dramatized picture of how The Oakmark Small Cap Fund and I operate. Since the article was published, I have received numerous comments, phone calls, and e-mails regarding Tom's article. If you have the opportunity, take a look at the article and let me know your thoughts. Those who have read it overwhelmingly appreciated it.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

/s/ Steven J. Reid

STEVEN J. REID

Portfolio Manager
sreid@oakmark.com

January 13, 1999

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENT--DECEMBER 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--94.9%

FOOD & BEVERAGE--10.2%
  Ralcorp Holdings, Inc. (a)                        1,213,500    $   22,146,375
  Triarc Companies, Inc. (a)                        1,250,000        20,000,000
  Vlasic Foods International Inc. (a)                 500,000        11,906,250
  International Multifoods Corporation                400,000        10,325,000
  M & F Worldwide Corp. (a)                           750,000         7,546,875
                                                                 --------------
                                                                     71,924,500

APPAREL--2.1%
  Reebok International Ltd.                         1,000,000    $   14,875,000

RETAIL--5.3%
  Department 56, Inc. (a)                             750,000    $   28,171,875
  Ugly Duckling Corporation (a)                     1,750,000         8,093,750
  The Great Atlantic & Pacific Tea Company,
     Inc.                                              28,400           841,350
                                                                 --------------
                                                                     37,106,975

OTHER CONSUMER GOODS & SERVICES--7.8%
  Libbey, Inc.                                        750,000    $   21,703,125
  Scotsman Industries, Inc.                           835,200        17,173,800
  Barry (R.G.) Corporation (a)                        900,000         9,900,000
  P.H. Glatfelter Company                             500,000         6,187,500
                                                                 --------------
                                                                     54,964,425

BANKS & THRIFTS--8.9%
  People's Bank of Bridgeport, Connecticut          1,450,000    $   40,056,250
  BankAtlantic Bancorp, Inc., Class A               1,000,001         6,437,506
  Northwest Bancorp Inc.                              600,000         5,850,000
  Niagara Bancorp Inc. (a)                            417,500         4,383,750
  PennFed Financial Services, Inc.                    260,000         3,380,000
  Finger Lakes Financial Corp.                        188,000         2,162,000
                                                                 --------------
                                                                     62,269,506

INSURANCE--2.4%
  The MONY Group Inc. (a)                             543,600    $   17,021,475

OTHER FINANCIAL--5.9%
  ARM Financial Group, Inc., Class A                1,000,000    $   22,187,500
  Duff & Phelps Credit Rating Co.                     350,000        19,184,375
                                                                 --------------
                                                                     41,371,875

BROADCASTING & CABLE TV--1.6%
  Ascent Entertainment Group, Inc. (a)              1,500,000    $   11,062,500

COMPUTER SERVICES--6.8%
  Symantec Corporation (a)                          1,500,000    $   32,625,000
  Paymentech, Inc. (a)                                800,000        14,800,000
                                                                 --------------
                                                                     47,425,000

16
THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENT--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--94.9% (CONT.)

COMPUTER SYSTEMS--2.2%
  Micron Electronics, Inc. (a)                        600,000    $   10,387,500
  Sequent Computer Systems, Inc. (a)                  400,000         4,825,000
                                                                 --------------
                                                                     15,212,500

MANAGED CARE SERVICES--1.4%
  First Health Group Corp. (a)                        600,000    $    9,937,500

AUTOMOTIVE--8.8%
  SPX Corporation (a)                                 400,000    $   26,800,000
  Stoneridge, Inc. (a)                              1,000,000        22,875,000
  Standard Motor Products, Inc.                       500,000        12,125,000
                                                                 --------------
                                                                     61,800,000

TRANSPORTATION SERVICES--3.2%
  Teekay Shipping Corporation (b)                   1,000,000    $   18,812,500
  Air Express International Corporation               180,000         3,915,000
                                                                 --------------
                                                                     22,727,500

MACHINERY & INDUSTRIAL PROCESSING--2.6%
  Graco, Inc.                                         250,000    $    7,375,000
  Northwest Pipe Company (a)                          400,000         6,450,000
  DT Industries, Inc.                                 300,000         4,725,000
                                                                 --------------
                                                                     18,550,000

FORESTRY PRODUCTS--1.0%
  Schweitzer-Mauduit International, Inc.              450,000    $    6,946,875

OTHER INDUSTRIAL GOODS & SERVICES--12.9%
  Ferro Corporation                                   860,700    $   22,378,200
  H.B. Fuller Company                                 400,000        19,250,000
  Columbus McKinnon Corporation                       967,500        17,415,000
  MagneTek, Inc. (a)                                1,500,000        17,343,750
  Watts Industries, Inc.                              600,000         9,975,000
  Binks Sames Corporation                             275,000         4,537,500
                                                                 --------------
                                                                     90,899,450

REAL ESTATE--6.4%
  Catellus Development Corporation (a)              2,250,000    $   32,203,125
  Prime Hospitality Corp. (a)                       1,200,000        12,675,000
                                                                 --------------
                                                                     44,878,125

DIVERSIFIED CONGLOMERATES--5.4%
  U.S. Industries, Inc.                             2,050,000    $   38,181,250

  TOTAL COMMON STOCKS (COST: $653,829,697)                          667,154,456

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENT--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--3.8%

COMMERCIAL PAPER--2.1%
  General Electric Capital Corporation, 4.70%
     due 1/4/1999                                $ 15,000,000    $   15,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $15,000,000)                         15,000,000

REPURCHASE AGREEMENTS--1.7%
  State Street Repurchase Agreement, 4.50%
     due 1/4/1999                                $ 11,854,000    $   11,854,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $11,854,000)                    11,854,000
  TOTAL SHORT TERM INVESTMENTS (COST: $26,854,000)                   26,854,000

  Total Investments (Cost $680,683,697)--98.7%                   $  694,008,456
  Other Assets In Excess Of Other Liabilities--1.3%                   9,219,383
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  703,227,839
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents a foreign domiciled corporation.

18
THE OAKMARK SMALL CAP FUND

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/98) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                THE OAKMARK        LIPPER BALANCED
            EQUITY & INCOME FUND      FUND INDEX
10/95                     $10,000           $10,000
1/96                      $10,290           $10,662
4/96                      $10,630           $10,778
7/96                      $10,660           $10,665
10/96                     $11,290           $11,449
1/97                      $12,255           $12,197
4/97                      $12,429           $12,244
7/97                      $14,289           $13,909
9/97                      $14,810           $14,005
12/97                     $14,941           $14,243
3/98                      $16,233           $15,370
6/98                      $16,320           $15,599
9/98                      $15,191           $14,701
12/98                     $16,792           $16,392

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                      THROUGH 12/31/98
                                TOTAL RETURN         FROM FUND INCEPTION
12/31/98 NAV $15.03              LAST 3 MOS.               11/1/95
------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                10.5%                   17.8%
Lipper Balanced Fund Index**          11.5%                   16.9%
Lehman Govt./ Corp. Bond**             0.1%                    8.0%
S&P 500 w/ inc**                      21.3%                   29.0%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

GOODBYE TO 1998

Your Fund closed out the calendar year at a record high price (adjusted for the effect of November's dividend). Unfortunately, the portfolio took eight months to reach a new high, and it was disappointing returns of smaller and mid-cap stocks in the period which retarded portfolio progress. The Oakmark Equity and Income Fund is not oriented to small cap or mid cap equities--it is very much value oriented. And, of course, at any given time at least 35% of the portfolio is invested in fixed income securities. It is an interesting fact, however, that the S&P midcap index achieved its two peaks in 1998 on the same two days as the Fund. We, like most other value investors, have primarily discovered value outside of the 50 or so stocks which have dominated S&P 500 returns.

For value investors, 1998 was an incredibly frustrating year. Value investing is founded on the observation that price and value come together often enough to be profitably exploited. The corollary of this premise is that price and value will periodically diverge, creating the value opportunities on which value investors feast. Never in my 21-year career have divergences been as pronounced as we saw in 1998. For quite some time the stock market has discriminated in favor of larger capitalization companies. In fact, 1998 witnessed the largest difference in return ever recorded between the Russell 2000 index (smaller company stocks) and the S&P 500: 31%! Stock market volatility increased in 1998, and investors responded by moving to more liquid securities. As a rule, the market always overpays for liquidity, and we believe that the experience of 1998 will not prove to be an exception.

THE FRUITS OF A LIQUIDITY PANIC
Oftentimes the greatest value opportunities develop when the stock market experiences a period of momentary panic. A good example occurred early last quarter on October 8. Shortly after the market opened that day, one of our

                                              THE OAKMARK EQUITY AND INCOME FUND

 ........................................................................

traders called me to describe the trading picture in Heller International, a finance company which we had monitored for some time. The stock had closed the night before at a price of $19.50. A brokerage firm called our trading desk with the news that they had a client with 100,000 shares to sell. I was wary of the market environment at that moment and told the trader to keep me informed should the price drop.

Wariness proved to be the correct attitude as the market took a dive that morning. Heller's price initially fell to $17.50 with few shares having traded. I decided to put in a $15.50/share bid for the block, just to make our interest known. Two other buyers eventually showed up at that level, and within the hour the block had traded at $15.50-- down more than 20% on the day! Since October 8, Heller has made several favorable announcements, and the stock closed out the quarter at $29.375, an 84% increase over the Fund's average purchase price.

As value investors we prefer to buy securities when the seller is motivated to sell by reasons having nothing to do with any proprietary knowledge of the issue. (This explains why we rarely participate in initial public offerings.) When the market as a whole panics, many "informationless" trades take place. It is my job, as Fund Manager, to take advantage of this sort of situation for the benefit of The Fund.

THE SECOND PRESSING OF THE DUCK
I noted above that the Fund's equity holdings are not oriented to any size of company. DaimlerChrysler and Juno Lighting both happily inhabit the same portfolio. This is not the case for the Fund's corporate fixed income investments. The degree of efficiency in pricing corporate debt is a direct function of the size of the issue, so our search for undervalued securities generally leads us to more obscure regions.

Steve Reid holds shares of Ugly Duckling Corporation (the Duck) in The Oakmark Small Cap Fund. In October, Steve informed me that the Duck had initiated an unusual exchange offering for its shareholders: $6.50 of a new issue of 5-year debentures for each share of common stock tendered. The 12% interest rate on the debentures would have been enough to capture my attention, but the kicker was the fact that the stock was trading around $5.00.

Steve wrote about this company and its management last January (the first pressing). Our respect for both has only deepened over the last twelve months. Ernie Garcia, CEO, owns nearly 30% of the company, and my appetite for high yield debt is always enhanced when management is heavily committed. I purchased shares for your Fund at an average price of $4.75 per share. The company accepted all shares tendered into the exchange offering. The annualized yield to maturity if held to term exceeds 20% given the Fund's cost. This figure could even go higher if the company calls the debentures in ahead of schedule, as we expect.

This story illustrates how the different activities of our funds' group support each other. Steve had no interest in owning the Duck debenture in Small Cap but immediately recognized the value it would have for the Equity and Income Fund portfolio. And, the Duck debenture is a perfect example of inefficient pricing in the small cap sector of the fixed income market.

As always, I welcome your e-mails.

/s/ Clyde S. McGregor

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

January 8, 1999

20
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.3%

FOOD & BEVERAGE--1.8%
  UST Inc.                                              35,000   $   1,220,625

OFFICE EQUIPMENT--3.9%
  Lexmark International Group, Inc., Class A
     (a)                                                26,000   $   2,613,000

OTHER CONSUMER GOODS & SERVICES--3.3%
  H&R Block, Inc.                                       33,000   $   1,485,000
  National Presto Industries, Inc.                      17,000         724,625
                                                                 --------------
                                                                     2,209,625

BANKS & THRIFTS--1.8%
  Bank One Corporation                                  23,674   $   1,208,854

INSURANCE--2.9%
  PartnerRe Ltd. (b)                                    23,000   $   1,052,250
  Old Republic International Corporation                38,250         860,625
                                                                 --------------
                                                                     1,912,875

OTHER FINANCIAL--2.2%
  Heller Financial, Inc.                                50,000   $   1,468,750

TV PROGRAMMING--3.7%
  Tele-Communications, Liberty Media, Class A
     (a)                                                52,800   $   2,432,100

PUBLISHING--2.1%
  Lee Enterprises, Inc.                                 43,900   $   1,382,850

INFORMATION SERVICES--3.1%
  The Dun & Bradstreet Corporation                      65,000   $   2,051,562

COMPUTER SERVICES--6.8%
  Electronic Data Systems Corporation                   45,000   $   2,261,250
  First Data Corporation                                70,000       2,218,125
                                                                 --------------
                                                                     4,479,375

DATA STORAGE--3.3%
  Imation Corp. (a)                                    125,000   $   2,187,500

MEDICAL PRODUCTS--3.4%
  Sybron International Corporation (a)                  83,000   $   2,256,562

AUTOMOTIVE--7.1%
  DaimlerChrysler AG                                    26,187   $   2,515,589
  Lear Corporation (a)                                  56,000       2,156,000
                                                                 --------------
                                                                     4,671,589

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.3% (CONT.)

TRANSPORTATION SERVICES--1.2%
  Tidewater Inc.                                        35,000   $     811,563

BUILDING MATERIALS & CONSTRUCTION--2.7%
  Juno Lighting, Inc.                                   76,300   $   1,783,513

OTHER INDUSTRIAL GOODS & SERVICES--3.0%
  Premark International, Inc.                           56,500   $   1,956,312

REAL ESTATE--5.8%
  Amli Residential Properties Trust                     90,000   $   2,002,500
  Catellus Development Corporation (a)                 127,728       1,828,107
                                                                 --------------
                                                                     3,830,607

DIVERSIFIED CONGLOMERATES--2.2%
  U.S. Industries, Inc.                                 78,000   $   1,452,750

  TOTAL EQUITY AND EQUIVALENTS (COST: $30,379,837)                  39,930,012

FIXED INCOME--33.4%

PREFERRED STOCK--5.1%

BANKS & THRIFTS--4.3%
  Pennfed Capital Trust, Preferred, 8.90%               27,500   $     701,250
  PennFirst Capital Trust 1, Preferred,
     8.625%                                             70,000         682,500
  BBC Capital Trust I, Preferred, 9.50%                 28,000         665,000
  Fidelity Capital Trust I, Preferred, 8.375%           43,500         424,125
  RBI Capital Trust I, Preferred, 9.10%                 42,500         403,750
                                                                 --------------
                                                                     2,876,625

BROADCASTING & CABLE TV--0.8%
  MediaOne Finance Trust III, Preferred,
     9.04%                                              20,000   $     512,500

  TOTAL PREFERRED STOCK (COST: $3,470,738)                           3,389,125

CORPORATE BONDS--2.9%

OTHER CONSUMER GOODS & SERVICES--0.8%
  Ugly Duckling Corporation, 12.00% due
     10/15/2003, Subordinated Debenture               $650,000   $     525,000

AEROSPACE & AUTOMOTIVE--0.3%
  Coltec Industries, Inc., 9.75% due 4/1/2000          150,000   $     159,562
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                          25,000          26,594
                                                                 --------------
                                                                       186,156

22
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
FIXED INCOME--33.4% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--0.2%
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                            $150,000   $     158,063

UTILITIES--0.3%
  Midland Funding Corporation, 11.75% due
     7/23/2005                                         150,000   $     172,125

OTHER INDUSTRIAL GOODS & SERVICES--1.3%
  Scotsman Industries, Inc., 8.625% due
     12/15/2007, Senior Subordinated Note              565,000   $     552,287
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note               300,000         308,250
                                                                 --------------
                                                                       860,537

  TOTAL CORPORATE BONDS (COST: $1,898,939)                           1,901,881

GOVERNMENT AND AGENCY SECURITIES--25.4%

U.S. GOVERNMENT BONDS--24.9%
  United States Treasury Notes, 7.875% due
     11/15/2004                                      6,000,000   $   6,948,600
  United States Treasury Notes, 7.50% due
     5/15/2002                                       6,000,000       6,518,280
  United States Treasury Notes, 6.25% due
     2/15/2007                                       2,750,000       3,023,185
                                                                 --------------
                                                                    16,490,065

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                      300,000   $     309,612

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $16,170,654)        16,799,677

  TOTAL FIXED INCOME (COST: $21,540,331)                            22,090,683

SHORT TERM INVESTMENTS--5.8%

COMMERCIAL PAPER--3.8%
  American Express Credit Corp., 5.35% due
     1/4/1999                                       $1,000,000   $   1,000,000
  Ford Motor Credit Corp., 5.60% due 1/5/1999          500,000         500,000
  General Electric Capital Corporation, 4.70%
     due 1/4/1999                                    1,000,000       1,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $2,500,000)                          2,500,000

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.8% (CONT.)

REPURCHASE AGREEMENTS--2.0%
  State Street Repurchase Agreement, 4.50%
     due 1/4/1999                                   $1,337,000   $   1,337,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $1,337,000)                     1,337,000

  TOTAL SHORT TERM INVESTMENTS (COST: $3,837,000)                    3,837,000

  Total Investments (Cost $55,757,168)--99.5%                    $  65,857,695
  Other Assets In Excess Of Other Liabilities--0.5%                    303,069
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  66,160,764
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.

24
THE OAKMARK EQUITY AND INCOME FUND

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (12/31/98) COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK      M.S. WORLD EX
           INTERNATIONAL FUND    U.S. INDEX
9/92                  $10,000         $10,000
10/92                  $9,800          $9,505
1/93                  $10,833          $9,621
4/93                  $12,105         $11,764
7/93                  $12,608         $12,233
10/93                 $14,454         $12,981
1/94                  $16,488         $13,786
4/94                  $15,382         $13,664
7/94                  $15,195         $13,899
10/94                 $15,122         $14,265
1/95                  $13,698         $13,124
4/95                  $14,399         $14,437
7/95                  $15,507         $14,911
10/95                 $14,659         $14,248
1/96                  $16,248         $15,312
4/96                  $18,162         $16,144
7/96                  $17,635         $15,471
10/96                 $18,310         $15,843
1/97                  $19,909         $15,761
4/97                  $21,149         $16,114
7/97                  $22,960         $18,426
9/97                  $23,283         $18,027
12/97                 $20,097         $16,637
3/98                  $22,994         $19,083
6/98                  $20,253         $19,233
9/98                  $16,322         $16,404
12/98                 $18,688         $19,759

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                      THROUGH 12/31/98
                                TOTAL RETURN         FROM FUND INCEPTION
12/31/98 NAV $10.91              LAST 3 MOS.               9/30/92
------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND        14.5%                   10.5%
Morgan Stanley World ex U.S.
  w/inc.**                            20.5%                   11.5%
Morgan Stanley EAFE w/ inc**          20.7%                   11.5%
Lipper Analytical
  International Fund Index**          15.5%                   12.4%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
Your Fund achieved a 4th quarter return of +14.5%. Though acceptable on an absolute basis, relatively we trailed our peers Lipper International Index by 1% and The EAFE Index by approximately 6%. Since inception, your Fund has generated an average annual rate of return of 10.5% compared to the Lipper Index return of 12.4% and The EAFE Index of 11.5%.

1998......WHY SUB-PAR?
The Oakmark International Fund was down 7% for calendar 1998 while the average international fund gained 12.6%. Why the divergence in performance?

Our disciplined style of value investing means that we maintain our exposure in markets while others flee. Last year, Hong Kong (down 3%), Brazil (down 44%), Argentina (down 27%) and even New Zealand (down 25%) all provided for a fairly rough 1998. Add to this our under weighting of the continental European markets and our overweight position in sluggish United Kingdom and the result was underperformance. But why keep our positions in these markets, which have been greatly sold off? The answer is simply VALUE. It is the same reason why we avoided the hot European companies, which have done so well in 1998.

Though they have hurt us in the short run, we added to or maintained our positions in companies such as UNIBANCO (Brazil), QUILMES (Argentina) and GIORDANO (Hong Kong). Unibanco trades at 60% of its book value, is highly profitable, has great growth prospects due to its strong

                                                  THE OAKMARK INTERNATIONAL FUND

 ........................................................................

franchises, and is extremely conservatively run. More stagnant, less profitable European banks trade at a whopping 2-4x's book! Quilmes is the dominant brewer in the southern cone of South America. It is truly a world class company in terms of operating efficiency and profitability and is partially owned by Heineken. Yet, Quilmes trades at a significant discount to Heineken and other Western brewers. Giordano is a Hong Kong based pan-Asian clothing retailer. It has built its cash position, even in a recession, increased same store sales in many of its markets and continues to offer great growth potential. All of this at a bargain basement price.

All of the above, and others like them, significantly underperformed in 1998 causing havoc to our total return. However, as we have seen many times before, we remain confident that price and value will ultimately converge and that our portfolio of stocks will reflect this.

1998 WINNERS...
UNITED OVERSEAS BANK, located in Singapore, has added 2.4 percentage points to our total return. We purchased United Overseas Bank early in the summer of '98 when the market hit its lows because of its quality and what we believed to be a strong over-reaction by the market. It should continue to be a good Asia recovery stock.

SEDGWICK PLC, a United Kingdom based insurance broker, was taken over in 1998 at a very acceptable price. We have owned Sedgwick for a while, arguing that it was an extremely underpriced asset. Though it sat quiet for a few years, one of its competitors did not and decided that it was worth paying up for the quality business which Sedgwick built. It contributed almost 2% of total return last year.

SAATCHI AND SAATCHI PLC, a company we have been involved with for a long time, is finally starting to pay off and the company continues to perform well. One of the strongest advertising companies in the world, Saatchi continues to win additional business from new and existing clients and profits should continue to grow at a good pace. It provided over 1% of total return to the Fund.

AND THE LOSERS...
TELEBRAS, the Brazilian phone company now broken up into smaller operating companies, has cost our Fund nearly 4%. With trouble in Asia spreading to Russia and eventually to Brazil, Telebras was an easy target for speculators to sell. However, the Telebras companies now have new managements as a result of the privatization process and are the cheapest phone companies in the world.

BLADEX is a Latin American bank involved with trade finance. This stock cost our Fund 3.2% of total return. Again, the selling of this stock has been way overdone as its p/e ratio is now below its dividend yield. It trades at only 5 times earning and yields close to 6%; this is at a time when the company can actually grow its earnings. Most of its loans are extremely secure. We think the "market" is irrationally pricing this quality financial institution.

WE REMAIN CONFIDENT GOING FORWARD
Though 1998 has been tough for the Fund, we believe our future looks excellent. The stocks that have been hit hard are good businesses that have been panic sold and are selling at bargain basement prices. This is not sustainable and should mean a bright future for your Fund. A significant percentage of our net worth is in this Fund so we remain committed to our long-term, value approach.

/s/ David Herro

DAVID HERRO
Portfolio Manager
72242.772@compuserve.com

/s/ Michael Welsh

MICHAEL WELSH
Portfolio Manager
102521.2142@compuserve.com

26
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Rim             39.9%
                        Japan      11.7%
                    Singapore       8.6%
                    Hong Kong       7.8%
                        Korea       6.9%
                  New Zealand       4.8%
                     Malaysia       0.1%
Europe                  41.4%
                Great Britain      21.8%
                       France       9.5%
                      Finland       5.2%
                        Italy       2.8%
                  Netherlands       1.3%
                       Norway       0.8%
Latin America           16.7%
                       Brazil       8.4%
                    Argentina       4.9%
                       Panama       3.4%

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.0%

CONSUMER NON-DURABLES--6.0%
  Citizen Watch Co. (Japan)             Watch Manufacturer and Retailer                3,916,000    $   23,554,887
  Fila Holding S.p.A. (Italy), (b)      Athletic Footwear Manufacturing                2,649,800        20,535,950
                                                                                                    --------------
                                                                                                        44,090,837

FOOD & BEVERAGE--8.0%
  Quilmes Industrial SA (Argentina), (b) Brewer                                        3,877,800    $   36,112,013
  Tate & Lyle PLC (Great Britain)       Sugar Producer & Distributor                   1,330,638         7,405,943
  Lotte Chilsung Beverage Company       Manufacturer of Soft Drinks, Juices, &
     (Korea)                              Sport Drinks                                   123,000         5,418,953
  Pernod Ricard (France)                Manufactures Wines, Spirits, & Fruit              80,579         5,231,654
                                          Juices
  Lotte Confectionery Company (Korea)   Confection Manufacturer                           65,270         4,937,298
                                                                                                    --------------
                                                                                                        59,105,861

HOUSEHOLD PRODUCTS--2.5%
  Amway Japan Limited (Japan)           Marketing of Household Products                1,630,300    $   18,603,158

RETAIL--1.7%
  Giordano International Limited (Hong  East Asian Clothing Retailer &
     Kong)                                Manufacturer                                69,304,000    $   12,970,571

OTHER CONSUMER GOODS & SERVICES--8.4%
  Canon, Inc. (Japan)                   Office and Video Equipment                     1,197,000    $   25,570,588
  Mandarin Oriental International       Hotel Management
     Limited (Singapore)                                                              30,539,000        19,239,570
  Sankyo Company, Ltd. (Japan)          Pachinko Machine Manufacturer                  1,026,800        17,166,316
                                                                                                    --------------
                                                                                                        61,976,474

BANKS--10.1%
  Uniao de Bancos Brasileiros S.A.      Major Brazilian Bank
     (Brazil), (c)                                                                     1,866,900    $   26,953,369
  Banco Latinoamericano de              Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                     1,525,100        25,354,787
  United Overseas Bank Ltd., Foreign    Commercial Banking
     Shares (Singapore)                                                                3,489,000        22,400,606
                                                                                                    --------------
                                                                                                        74,708,762

28
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.0% (CONT.)

MARKETING SERVICES--10.5%
  Cordiant Communications Group plc     Advertising Services
     (Great Britain)                                                                  21,997,578    $   39,105,181
  Saatchi & Saatchi plc (Great Britain) Advertising Services                          16,857,578        38,510,001
                                                                                                    --------------
                                                                                                        77,615,182

BROADCASTING & PUBLISHING--6.6%
  Singapore Press Holdings Ltd.         Newspaper Publisher
     (Singapore)                                                                       2,086,000    $   22,110,842
  Europe 1 Communication (France)       Television Production                             74,020        17,277,070
  Schibsted ASA (Norway)                Newspaper Publisher                              474,200         5,991,077
  Woongjin Publishing Company (Korea)   Publisher                                        148,410         2,294,619
  South China Morning Post (Holdings)   Newspaper Publisher
     Ltd. (Hong Kong)                                                                  2,700,000         1,385,268
                                                                                                    --------------
                                                                                                        49,058,876

TELECOMMUNICATIONS--3.7%
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                10,395    $    5,815,324
  Telesp Participacoes S.A. (Brazil),   Telecommunications
     (a)                                                                             441,100,000         5,658,404
  Telesp Celular Participacoes S.A.     Telecommunications
     (Brazil), (a)                                                                 1,167,700,000         5,025,275
  Embratel Participacoes S.A. (Brazil), Telecommunications
     (a)                                                                             401,100,000         3,485,517
  Tele Centro Sul Participacoes S.A.    Telecommunications
     (Brazil), (a)                                                                   501,100,000         3,317,719
  Tele Sudeste Celular Participacoes    Telecommunications
     S.A. (Brazil), (a)                                                              862,600,000         2,427,245
  Telemig Celular Participacoes S.A.    Telecommunications
     (Brazil), (a)                                                                 1,205,300,000           847,890
  Technology Resources Industries Berhad Telecommunications
     (Malaysia)                                                                        1,485,000           541,492
                                                                                                    --------------
                                                                                                        27,118,866

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.0% (CONT.)

AEROSPACE--5.0%
  Rolls-Royce plc (Great Britain)       Jet Engines                                    5,378,552    $   22,205,851
  Hong Kong Aircraft Engineering Company Commercial Aircraft Overhaul &
     Ltd. (Hong Kong)                     Maintenance                                 11,096,900        15,182,397
                                                                                                    --------------
                                                                                                        37,388,248

OIL & NATURAL GAS--1.1%
  ISIS (France), (a)                    Oil Services                                     112,000    $    7,992,846

CHEMICALS--6.3%
  Fernz Corporation Limited (New        Agricultural & Industrial Chemical
     Zealand)                             Producer                                    11,446,299    $   35,235,134
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands)                                                  1,212,299         9,614,763
  Nagase & Co., Ltd. (Japan)            Chemical Wholesaler                              569,000         1,947,837
                                                                                                    --------------
                                                                                                        46,797,734

COMPONENTS--2.7%
  Varitronix International Limited (Hong Liquid Crystal Displays
     Kong)                                                                            10,758,000    $   20,134,106

MACHINERY & METAL PROCESSING--3.6%
  The Rauma Group (Finland)             Pulp Machinery                                 1,043,343    $   15,141,671
  Outokumpu Oyj (Finland)               Metal Producer                                 1,235,000        11,335,164
                                                                                                    --------------
                                                                                                        26,476,835

MINING AND BUILDING MATERIALS--1.8%
  Keumkang Ltd. (Korea)                 Building Materials                               560,460    $   13,044,788

OTHER INDUSTRIAL GOODS & SERVICES--15.3%
  Tomkins plc (Great Britain)           Industrial Management Company                  8,390,768    $   39,451,526
  Chargeurs SA (France)                 Wool Production Holding Company                  535,025        29,569,438
  Charter plc (Great Britain)           Welding Products Manufacturer                  2,706,014        14,656,265
  Kone Corporation, Class B (Finland)   Elevators                                        103,870        12,018,690
  Groupe Legris Industries SA (France)  European Crane Manufacturer                      217,815        10,670,636
  Dongah Tire Industry Company (Korea), Tire Manufacturer
     (a)                                                                                 166,290         6,648,835
                                                                                                    --------------
                                                                                                       113,015,390

30
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                                                     SHARES HELD/
                                        DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.0% (CONT.)

STEEL--2.0%
  USIMINAS (Brazil), (a)                Steel Production                               6,476,370    $   14,310,939
  Pohang Iron & Steel Company Ltd.      Manufactures Steel Products
     (Korea)                                                                              14,000           750,624
                                                                                                    --------------
                                                                                                        15,061,563

DIVERSIFIED CONGLOMERATES--2.7%
  Tae Young Corporation (Korea)         Heavy Construction                               518,300    $   12,278,928
  First Pacific Company Ltd. (Hong Kong) Diversified Operations                       16,448,000         7,855,026
                                                                                                    --------------
                                                                                                        20,133,954

  TOTAL COMMON STOCKS (COST: $975,791,442)                                                             725,294,051

SHORT TERM INVESTMENTS--0.4%

REPURCHASE AGREEMENTS--0.4%
  State Street Repurchase Agreement, 4.50% due 1/4/1999                             $  3,182,000    $    3,182,000
                                                                                                    --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $3,182,000)                                                         3,182,000

  TOTAL SHORT TERM INVESTMENTS (COST: $3,182,000)                                                        3,182,000

  Total Investments (Cost $978,973,442)--98.4%                                                      $  728,476,051
  Foreign Currencies (Proceeds $928,919)--0.1%                                                             665,026
  Other Assets In Excess Of Other Liabilities--1.5% (d)                                                 11,347,697
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $  740,488,774
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.
          (c) Represents a Global Depositary Receipt.
          (d) Includes portfolio and transaction hedges.

                                                  THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND
       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95)
TO PRESENT (12/31/98) AS COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           THE OAKMARK INTERNATIONAL   M.S. WORLD EX
                 SMALL CAP FUND          U.S. INDEX
10/95                         $10,000         $10,000
1/96                          $10,530         $10,747
4/96                          $11,340         $11,331
7/96                          $11,040         $10,858
10/96                         $11,410         $11,120
1/97                          $12,142         $11,062
4/97                          $12,152         $11,310
7/97                          $13,253         $12,933
9/97                          $12,672         $12,652
12/97                          $9,642         $11,677
3/98                          $11,429         $13,394
6/98                           $9,892         $13,499
9/98                           $8,211         $11,513
12/98                         $10,529         $13,868

                                               AVERAGE ANNUAL TOTAL RETURN*
                                                     THROUGH 12/31/98
                                TOTAL RETURN        FROM FUND INCEPTION
12/31/98 NAV $8.62               LAST 3 MOS.              11/1/95
----------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                      28.2%                   1.6%
Morgan Stanley World ex U.S.
  w/inc.**                            20.5%                  10.9%
Lipper Analytical
  International Small Cap Fund
  Average**                           12.4%                   9.7%
Micropal International Small
  Co. Fund Index**                    13.4%                   9.4%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Small Cap Fund Average includes 69 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co. Fund Index sector average is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

Your Fund achieved a very strong return of 28.2% in the final quarter of 1998. This compares quite favorably with the Lipper International Small Cap Average at 12.4% and with the Micropal International Small Cap index at 13.4%. Following our tradition, this letter will discuss the top winners and losers of 1998. For calendar year 1998, the Fund's total percentage gain for the calendar year was 9.2%. According to Lipper Analytical, your fund was the top performing international small cap fund for the 4th quarter of 1998. Returns were driven by a recovery in Asia-Pacific share prices. Lead by South Korea, this area appears to be poised for recovery after a 15-month period of extremely weak equity market conditions. Your Fund has approximately 60% of its assets in Asia Pacific and should benefit from a continued resurgence.

A BIT ABOUT SOUTH KOREA
Throughout the crisis in Asia, your Fund tried to maintain its weightings in South Korea. While stock prices dropped, we increased share positions while adding one new name. We pursued this strategy because we felt strongly that these companies were high quality, extremely over-sold and, therefore, represented excellent value. Korean brewer, HITE, is a good example of this excellent value. We describe this company below in greater detail. In December 1997, pundits declared Korea unfixable and called for a 5-year recovery. However, newly elected president D.J. Kim aggressively pursued reform and brought about dramatic

32
THE OAKMARK INTERNATIONAL SMALL CAP FUND

 ........................................................................

change. In 1998, the Korean market achieved a return of greater then 100% in U.S. dollar terms. We would call it the return paid to independent thinkers.

FIRST THE WINNERS...
ENIX, currently the Fund's fourth largest holding, is a Japanese maker of video games software. It is an extremely well-run, shareholder-focused company (rare in Japan) which contributed nearly 2% of total return. As it continues to develop new hits and its valuation remains at a reasonable level, we believe that Enix will deliver positive returns.

SOMERFIELD PLC is a United Kingdom grocer. When we first purchased the shares it was on everyone's sell list and had woefully underperformed its sector and the market. One of our analysts, Dan O'Keefe, recognized the low valuations. He met with the new management, correctly assessed their ability to turn around the company and create a new business plan. After Dan's assessment of the company, we decided to invest. The stock more then doubled in a year's time and actually hit our sell target. Though we no longer own the stock, it contributed over 1.5% of total return in 1998.

HITE BREWING is the largest South Korean brewing company. Its shares were demolished, along with the rest of the Korean stock market during the crisis period. However, we saw the company's strong market position, ability to generate free cashflow, and relatively low indebtedness as reasons to buy more company shares during the crisis. The stock returned over 90% in the 4th quarter of 1998 and contributed close to 1.4% of total return.

MATTHEW CLARK PLC was another company unloved by the "street". Matthew Clark is a UK-based manufacturer of alcoholic cider and boxed wine and the largest distributor of spirits in England. We no longer own Matthew Clark shares because it was taken over, which allowed us to profit nicely from our investment. It provided 1.3% of total return and demonstrates that if the equity markets do not correctly reflect the value of a business the "trade" will.

AND NOW, THE LOSERS...
ROYAL DOULTON PLC is a UK based maker of tableware and gifts. Its share price was hit hard as it came up with disappointing earnings and announced further restructuring. Originally a spin-off of UK "blue-chip" Pearson Plc, it had difficulty operating as an independent company. As the share price tumbled, we looked at it and determined that we liked the new management, the brand franchise and the valuation. Because we were a bit early, it cost the Fund around 2.1% in total return in 1998. However, we think this stock continues to have a HUGE upside and are extremely happy with our existing position. We wouldn't be at all surprised if it ends up on the winner list for '99.

EVC INTERNATIONAL is a European based PVC company. Though a commodity producer, management seemed to be able to navigate the tough waters by continual cost cutting. Unfortunately, the market for PVC never quite recovered and the company has been unable to stay ahead of all of the pricing pressures with cost cuts. We have sold a majority of the stock and it is now a minimal position of the Fund. In 1998, it cost the Fund just 2% of return.

OPTIMISTIC FOR '99
Based on the quality and value of investments in your Fund, along with a strong 4th quarter, we are extremely optimistic for 1999 and future years in International markets. We thank you, our shareholders, for your continued support and patience while we pledge to work hard to achieve better than average returns going forward.

/s/ David Herro

DAVID HERRO
Portfolio Manager
72242.772@compuserve.com

/s/ Michael J. Welsh

MICHAEL J. WELSH
Portfolio Manager
102521.2142@compuserve.com

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Rim             65.5%
                        Japan      17.2%
                    Hong Kong      10.2%
                        Korea       9.1%
                  New Zealand       8.1%
                    Australia       8.0%
                    Singapore       5.4%
                     Thailand       3.9%
                  Philippines       3.6%
Europe                  26.7%
                Great Britain      19.0%
                      Germany       2.8%
                       France       2.2%
                  Switzerland       1.7%
                  Netherlands       0.6%
                       Poland       0.4%
Latin America            4.2%
                       Brazil       4.2%
Other                    1.3%
                       Canada       1.3%

34
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.7%

CONSUMER NON-DURABLES--6.5%
  Royal Doulton plc (Great Britain)     Tableware and Giftware                          1,780,000   $   2,336,269
  TAG Heuer International SA            Watch Manufacturer
     (Switzerland), (b)                                                                   154,700       1,102,237
  Designer Textiles (NZ) Limited (New   Knit Fabrics
     Zealand)                                                                           2,960,000         700,905
  Dickson Concepts International Limited Jewlery Wholesaler and Retailer
     (Hong Kong)                                                                           20,000          15,489
                                                                                                    --------------
                                                                                                        4,154,900

FOOD & BEVERAGE--6.2%
  Alaska Milk Corporation (Philippines), Milk Producer
     (a)                                                                               39,327,000   $   2,305,027
  Hite Brewery Company (Korea)          Brewer                                            165,010       1,673,418
                                                                                                    --------------
                                                                                                        3,978,445

RETAIL--15.3%
  Carpetright plc (Great Britain)       Carpet Retailer                                   720,000   $   2,679,515
  Daimon (Japan)                        Liquor Retailer & Distributor                     435,200       1,770,827
  D.F.S. Furniture Company plc (Great   Furniture Retailer & Manufacturer
     Britain)                                                                             470,000       1,471,922
  House Of Fraser Plc (Great Britain)   Department Store                                1,440,000       1,244,061
  Dylex Limited (Canada)                Specialty Retail Operator                         275,000         827,609
  Giordano International Limited (Hong  East Asian Clothing Retailer &
     Kong)                                Manufacturer                                  4,312,000         807,011
  Paris Miki Inc. (Japan)               Optical Supplies Retailer                          27,000         620,964
  Jusco Stores (Hong Kong) Co., Limited Department Stores
     (Hong Kong)                                                                        4,802,000         402,873
                                                                                                    --------------
                                                                                                        9,824,782

OTHER CONSUMER GOODS & SERVICES--7.1%
  CeWe Color Holding AG (Germany)       Photo Equipment & Supplies                         10,150   $   1,796,622
  Sanford Limited (New Zealand)         Fisheries                                         919,840       1,742,488
  CDL Hotels International Limited (Hong Hotel Operator
     Kong)                                                                              4,096,691       1,052,250
                                                                                                    --------------
                                                                                                        4,591,360

BANKS--0.6%
  Shinhan Bank (Korea)                  Commercial Bank                                    52,540   $     401,802

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.7% (CONT.)

OTHER FINANCIAL--11.1%
  JCG Holdings Ltd. (Hong Kong)         Investment Holding Company                      9,461,000   $   3,052,881
  Ichiyoshi Securities (Japan)          Stock Broker                                    1,607,000       2,146,457
  Lambert Fenchurch Group plc (Great    Insurance Broker
     Britain)                                                                           1,451,000       1,928,560
                                                                                                    --------------
                                                                                                        7,127,898

COMPUTER SOFTWARE--7.1%
  Enix Corporation (Japan)              Entertainment Software                             93,100   $   3,038,824
  Koei (Japan)                          Computer Software                                 211,000       1,511,809
                                                                                                    --------------
                                                                                                        4,550,633

COMPUTER SYSTEMS--4.9%
  Solution 6 Holdings Limited           Systems Design & Consulting
     (Australia), (a)                                                                   4,150,893   $   3,179,494

MARKETING SERVICES--4.0%
  Cordiant Communications Group plc     Advertising Services
     (Great Britain)                                                                    1,428,500   $   2,539,450

BROADCASTING & PUBLISHING--6.4%
  Matichon Public Company Limited,      Newspaper Publisher
     Foreign Shares (Thailand)                                                          2,038,900   $   2,524,085
  Woongjin Publishing Company (Korea)   Publisher                                         102,796       1,589,365
  Matichon Public Company Limited       Newspaper Publisher
     (Thailand)                                                                               600             743
                                                                                                    --------------
                                                                                                        4,114,193

TELECOMMUNICATIONS--0.7%
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                    803   $     449,226

CHEMICALS--0.6%
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands)                                                      49,125   $     389,611

MACHINERY & METAL PROCESSING--1.5%
  Denyo Co., Ltd. (Japan)               Welding Machines & Power Generators               184,000   $     992,835

MINING AND BUILDING MATERIALS--3.0%
  Parbury Limited (Australia)           Building Products                              11,369,712   $   1,950,805

36
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                                                     SHARES HELD/
                                        DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.7% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--10.8%
  Elevadores Atlas, SA (Brazil)         Elevator Manufacturer                             253,200   $   2,724,158
  Dongah Tire Industry Company (Korea), Tire Manufacturer
     (a)                                                                                   43,900       1,755,270
  Yip's Hang Cheung Ltd. (Hong Kong)    Paint & Solvent Manufacturer                   28,502,000       1,250,797
  Nishio Rent All Company (Japan)       Construction Equipment Rental                     147,700         999,474
  Polifarb Cieszyn- Wroclaw S.A.        Paint & Varnish Manufacturer
     (Poland)                                                                             100,000         237,892
                                                                                                    --------------
                                                                                                        6,967,591

PRODUCTION EQUIPMENT--2.2%
  NSC Groupe (France)                   Manufacturer of Textile Equipment                  11,532   $   1,423,194

STEEL--4.3%
  Steel & Tube Holdings Ltd. (New       Produces and Distributes Steel
     Zealand)                                                                           2,944,400   $   2,788,845

DIVERSIFIED CONGLOMERATES--5.4%
  Haw Par Corporation Ltd. (Singapore)  Healthcare and Leisure Products                 3,113,000   $   3,488,219

  TOTAL COMMON STOCKS (COST: $75,745,144)                                                              62,913,283

SHORT TERM INVESTMENTS--2.2%

REPURCHASE AGREEMENTS--2.2%
  State Street Repurchase Agreement,
     4.50% due 1/4/1999                        $1,415,000   $   1,415,000
                                                            --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $1,415,000)                1,415,000

  TOTAL SHORT TERM INVESTMENTS (COST: $1,415,000)               1,415,000

  Total Investments (Cost $77,160,144)--99.9%               $  64,328,283
  Foreign Currencies (Proceeds $75,720)--0.1%                      75,412
  Other Assets In Excess Of Other Liabilities--0.0% (c)            19,111
                                                            --------------
  TOTAL NET ASSETS--100%                                    $  64,422,806
                                                            --------------
                                                            --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.
          (c) Includes portfolio and transaction hedges.

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND
                                                                              37
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38
THE OAKMARK FAMILY OF FUNDS
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                                                     THE OAKMARK FAMILY OF FUNDS
                                                                              39
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40
THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Donald Terao--VICE PRESIDENT--FINANCE
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  State Street Bank and Trust Company
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-328-5000

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

          This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.
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P.O. BOX 8510
BOSTON, MA 02266-8510